UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

May 23, 2006

Power Integrations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0- 23441	94-3065014
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5245 Hellyer Avenue

San Jose, California 95138-1002

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 414-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In conjunction with the previously announced review by Power Integrations, Inc. (the “Company”) of its practices related to stock option grants, the Company is also cooperating with the Securities and Exchange Commission (the “SEC”) and with the U.S. Attorney’s Office for the Northern District of California (“DOJ”) in their investigations of the Company’s stock option practices. On May 23, 2006, the DOJ issued a grand jury subpoena to the Company requesting that the Company produce documents relating to the granting of stock options from 1995 through the present. The Company intends to fully cooperate with the SEC and the DOJ in their investigations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2006

Power Integrations, Inc.

By:	/s/ Balu Balakrishnan
Balu Balakrishnan
Chief Executive Officer